    As filed with the Securities and Exchange Commission on January 29, 2001

                                                   Registration No. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              MKS INSTRUMENTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       MASSACHUSETTS                                            04-2277512
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                         01810
(Address of Principal Executive Offices)                        (Zip Code)


                 AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                                JOHN R. BERTUCCI
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              MKS INSTRUMENTS, INC.
                                SIX SHATTUCK ROAD
                                ANDOVER, MA 01810
                     (Name and Address of Agent for Service)

                                 (978) 975-2350
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                     Proposed              Proposed
          Title of                                    Maximum               Maximum
         Securities               Amount             Offering              Aggregate               Amount of
           to be                  to be                Price                Offering              Registration
         Registered             Registered           Per Share               Price                    Fee
====================================================================================================================

Common Stock no par value        6,000,000            $21.19(1)           $127,140,000(1)            $31,785
per share                          shares
--------------------------------------------------------------------------------------------------------------------

(1) Computed in accordance with Rules 457(c) and (h) under the Securities Act of 1933, as amended and based upon the average high and low prices of Common Stock on January 25, 2001.

                     STATEMENT OF INCORPORATION BY REFERENCE

     Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-78071, relating to the Registrant's Amended and Restated 1995 Stock Incentive Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Andover, Massachusetts on January 25, 2001.


                                        MKS INSTRUMENTS, INC.


                                        By: /s/ John R. Bertucci
                                           -------------------------------
                                            John R. Bertucci
                                            Chairman of the Board and Chief
                                              Executive Officer


                        POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of MKS Instruments, Inc. hereby severally constitute and appoint John R. Bertucci, Ronald C. Weigner and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable MKS Instruments, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     Signature                                           Title                           Date
     ---------                                           -----                           ----

/s/ John R. Bertucci                            Chairman of the Board and Chief     January 25, 2001
-----------------------------                   Executive Officer (Principal
John R. Bertucci                                Executive Officer)

/s/ Ronald C. Weigner
-----------------------------                   Vice President and Chief            January 25, 2001
Ronald C. Weigner                               Financial Officer (Principal
                                                Financial Officer and Principal
                                                Accounting Officer)
/s/ Richard S. Chute
-----------------------------                   Director                            January 25, 2001
Richard S. Chute

/s/ Owen W. Robbins
-----------------------------                   Director                            January 25, 2001
Owen W. Robbins

/s/ Robert J. Therrien
-----------------------------                   Director                            January 25, 2001
Robert J. Therrien

/s/ Louis P. Valente
-----------------------------                   Director                            January 25, 2001
Louis P. Valente

                                  EXHIBIT INDEX


 Exhibit
 Number                             Description
 -------                            -----------

 4.1 (1)          Restated Articles of Organization of the Registrant.

 4.2 (2)          Amended and Restated By-Laws of the Registrant.

 4.3 (2)          Specimen Certificate for Common Stock of the Registrant.

 4.4              Amended and Restated 1995 Stock Incentive Plan and First Amendment thereto.

 5                Opinion of Hale and Dorr LLP.

23.1              Consent of Hale and Dorr LLP (included in Exhibit 5).

23.2              Consent of PricewaterhouseCoopers LLP.

24                Power of Attorney (included in the signature pages of this Registration
                  Statement).

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-49738) originally filed with the Securities and Exchange Commission on November 13, 2000, as amended.

(2) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-71363) originally filed with the Securities and Exchange Commission on January 28, 1999, as amended.